UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 31, 2003
                                                         ----------------


                        NEW YORK COMMUNITY BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-22278                 06-1377322
------------------------------  -------------------------  --------------------
(State or other jurisdiction      Commission File Number     (I.R.S. Employer
    of incorporation or                                     Identification No.)
        organization)


                  615 Merrick Avenue, Westbury, New York 11590
                  --------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (516) 683-4100
                                                           --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Item 1.           Changes in Control of Registrant
                  --------------------------------

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------

                  Not applicable.

Item 3.           Bankruptcy or Receivership
                  --------------------------

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------

                  Not applicable.

Item 5.           Other Events
                  -------------

                  New York Community Bancorp, Inc. (the "Company"), a Delaware Corporation, has established May 14, 2003 as the date of its Annual Meeting of Shareholders. The meeting will be held at the Sheraton LaGuardia East Hotel in Flushing, New York, beginning at 10:00 a.m. Eastern Time.

                  In addition, March 26, 2003 was established as the date of record for voting at the Annual Meeting; proxy materials will be mailed, together with the Company's 2002 Annual Report to Shareholders, on or about April 10, 2003.

Item 6.           Resignations of Registrant's Directors
                  --------------------------------------

                  Not applicable.

Item 7.           Financial Statements and Exhibits
                  ---------------------------------

                  (a) No financial statements of businesses acquired are required.

                  (b)   No pro forma financial information is required.

                  (c) Attached as an exhibit is the Company's news release announcing the establishment of its Annual Meeting date and the associated record date.

Item 8.           Change in Fiscal Year
                  ---------------------

                  Not applicable.

Item 9.           Regulation FD Disclosure
                  ------------------------

                  Not applicable.

                                    SIGNATURE
                                    ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


January 31, 2003                       NEW YORK COMMUNITY BANCORP, INC.
----------------
      Date


                                       /s/ Joseph R. Ficalora
                                       -------------------------------------
                                       Joseph R. Ficalora
                                       President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------


99.1 News release dated January 31, 2003 announcing the establishment of the Company's Annual Meeting date and the associated record date.

                                                                    Exhibit 99.1


         New York Community Bancorp, Inc. Sets 2003 Annual Meeting Date

     WESTBURY, N.Y.--(BUSINESS WIRE)--Jan. 31, 2003--New York Community Bancorp, Inc. (NYSE: NYB) today announced that May 14, 2003 has been established as the date of its Annual Meeting of Shareholders. The meeting will be held at the Sheraton LaGuardia East Hotel in Flushing, New York, beginning at 10:00 a.m. Eastern Time.
     The date of record for voting at the Annual Meeting will be March 26, 2003; proxy materials will be mailed on or about April 10, 2003.
     New York Community Bancorp, Inc. is the $11.3 billion holding company for New York Community Bank and the seventh largest thrift in the nation, based on current market capitalization. The Bank currently serves its customers through a network of 110 banking offices in New York City, Long Island, Westchester County, and New Jersey, and operates through six divisions: Queens County Savings Bank, Richmond County Savings Bank, CFS Bank, First Savings Bank of New Jersey, Ironbound Bank, and South Jersey Bank. In addition to operating the largest supermarket banking franchise in the metro New York region, with 54 in-store branches, the Bank is the leading producer of multi-family mortgage loans for portfolio in the city of New York. Additional information about the Company and its financial performance is available at www.myNYCB.com.

    CONTACT: New York Community Bancorp, Inc.
             Ilene A. Angarola, 516/683-4420